1 New Leadership New Focus New Strategy Newpark Pritchard Capital Partners Energize 2008 Conference January 9, 2008 Newpark Resources, Inc. James E. Braun, Vice President and CFO Exhibit 99.1

NYSE: NR
Company Profile
Specialized provider of:
Fluids Systems and Engineering
Mat and Integrated Services
Environmental Services*
Customers:
Oil and Gas Industry
Key markets:
North America
North Africa
South America
*Environmental Services to be divested

Newpark Resources INCORPORATED

WE'VE GOT A LOT OF WORK TO DO

NYSE: NR
Mission & Vision
New leadership, new focus, new strategy
Achieve best-in-class competitive
positioning and performance in each
business line
Position for long-term growth through
more disciplined approach to strategic
investments
Build a strong reputation with investors
by delivering consistent performance to
realize the inherent value of services

Newpark Resources Incorporated

WE'VE GOT A LOT OF WORK TO DO

NYSE: NR
New Leadership
Paul Howes, President & CEO
Jim Braun, VP & CFO
Mark Airola, GC & Admin Officer
Bruce Smith, President
Fluids Systems and Engineering
Tom Eisenman, President
Excalibar Minerals LLC
Sean Mikaelian, President
Mat & Integrated Services
Sammy Cooper, President
Environmental Services

Newpark Resources Incorporated

WE'VE GOT A LOT OF WORK TO DO

NYSE: NR
New Focus
New leadership brought in with
industry experience
Spent majority of 2006 cleaning
house
Exited poor return businesses
Worked with Board to develop
strategic growth plan
New strategy rolled out in March
2007 based on the principles of:
Growth
Focus
Discipline

NYSE: NR
New Strategy
Grow Fluids Systems and Engineering
Organically / Acquisitions / Domestically / Internationally
Expand scope and geographic position in Mat and
Integrated Services
Reorganized from 5 units to 1 unit; 15% headcount reduction
Leverage relationships with existing customers
Divest non-core operations – Batson Mill for $4MM
Acquired SEM Construction, based in Western Colorado
Exit Environmental Services
No longer fits long term corporate goals
Reached agreement in October to sell; close expected in first quarter of 2008

NYSE: NR
New Strategy Rationale – Fluids
Core business line – 80% of revenues
Technologically advanced & unique fluid systems
DeepDrill, FlexDrill, DeepDrill II and family of specialized  water-based products, has performance applications for off-shore deepwater and shelf, as well as land based drilling
Opportunity to grow market share in a growing market
Newpark is ranked 4
th
in both domestic & global drilling fluids
12% domestic market share
1
7% global market share
2
Organic and acquisition growth
Continued penetration of large integrated oil companies and NOC’s
Continued investments in technology
Targeted acquisitions
1 Source: Company estimate
2 Source: Spear & Associates, Inc.

8 NYSE: NR $215.5 $272.9 $384.2 $481.4 $0 $150 $300 $450 $600 2003 2004 2005 2006 Fluids Segment Revenues New Strategy Rationale – Fluids Strong Revenue Growth

NYSE: NR
New Strategy Rationale – Fluids
Strong Margin Growth
5.4%
7.9%
10.6%
13.2%
0%
3%
6%
9%
12%
15%
2003 2004 2005 2006*
Fluids Operating Margins
* 2006 margins excludes hurricane damage-related business insurance proceeds

NYSE: NR
New Strategy Rationale – Fluids
Revenue Growth
Operating Margin Growth
*2006 margins exclude $4.3M of hurricane damage-related insurance proceeds
11.8%
12.5%
5%
10%
15%
1st Nine Months 2006* 1st Nine Months 2007
$352.3
$386.4
$200
$225
$250
$275
$300
$325
$350
$375
$400
1st Nine Months 2006 1st Nine Months 2007

NYSE: NR
Serves major North America
basins
Approximately 16% share of
markets serviced in North
America
Substantial service facilities
network
Growing share vis-a-vis other
players
Well-positioned to expand
into new customers and
basins
Scope of Operations
North America Stronghold
Harbor
Island
Port O’ Connor
Victoria
Laredo
Galveston
Houston
Mexia
Carthage
Venice
Port Fourchon
Berwick
Intercoastal
City
Spanish
Lake
Cameron
Krebs
Oklahoma City
Woodward
Sweetwater
Clinton
Booker
Midland
Denver
Grand Junction
Casper
Evanston
Opal
Williston
New Iberia
Dyersburg
Offices
Barite Mills
Offshore Docks
Dallas
Metairie
Calgary
Artesia
Covington
Snyder
Edinburg
Baytown
Offices
Barite Mills
Offshore Docks
1 Source: Company estimate
1

Newpark Resources
INCORPORATED

Core Operating Countries
Short-term Growth
Long-term Growth

Mediterranean Revenue Growth
Revenues ($mm)
% of Fluids Revenue
$100
$80
$60
$40
$20
$0
20%
16%
12%
8%
4%
0%
$40.3
$61.6
$42.0
$60.8
10.5%
12.8%
11.9%
15.7%
2005
2006
9M06
9M07
Mediterranean Revenue ($)
As a % of Fluids Revenue

NYSE: NR
Initial international market entry
through acquisition of Ava, S.p.A.
(Italy)
Current key markets
Mediterranean
North Africa
Eastern Europe
Plans for market expansion
Brazil
Scope of Operations
Expanding Internationally

NYSE: NR
Quality processor and supplier of
industrial minerals
Barite, Barytes
Calcium Carbonate
Alumina Trihydrate (ATH)
Applications
Oilfield
Industrial
Integral to Fluids Systems and
Engineering
Scope of Operations
Excalibar Minerals LLC

NYSE: NR
New Strategy Rationale – Mats
Leverage relationship with existing customers
Advantage of often being first service provider “on site”
Expand product and service offerings in the well site preparation market
Expansion and diversification
Growth opportunities beyond current Gulf Coast region
Maximize rental versus sales mix

15 NYSE: NR $71.7 $80.8 $92.5 $100.5 $50 $75 $100 $125 2003 2004 2005 2006 Mat & Integrated Services Segment Revenues New Strategy Rationale – Mats

16 NYSE: NR New Strategy Rationale – Mats Aiming to Expand Margins 0.6% 7.2% 14.4% 15.2% 0% 3% 6% 9% 12% 15% 18% 2003 2004 2005 2006 Mat & Integrated Services Operating Margins

NYSE: NR
New Strategy Rationale – Mats
Revenue
Operating Margin
Focusing on Higher Margin Business & Customer Mix
*2006 includes $19M in low margin mats sales in Canada
15.9%
17.2%
5%
10%
15%
20%
1st Nine Months 2006 1st Nine Months 2007
$82.9
$66.6
$10
$20
$30
$40
$50
$60
$70
$80
$90
1st Nine Months 2006* 1st Nine Months 2007

NYSE: NR
Improvements in Balance Sheet-Debt
* Includes $21M of borrowings for acquisition of SEM in Q307
$220.9
$213.3
$195.1
$177.0
$178.2
$150
$175
$200
$225
$250
3rd Qtr 2006 4th Qtr 2006 1st Qtr 2007 2nd Qtr 2007 3rd Qtr 2007*

NYSE: NR
Capital Structure
$ in millions
Sept.
2007
New Credit
Facility
Sept. 2007
Proforma
Revolver $      35.3 $  85.3 $        120.6
Term Loan 133.3 (83.3) 50.0
Other 9.6 9.6
Total Debt 178.2 2.0 180.2
Equity 352.8 (2.6) 350.2
Total Capitalization $ 531.0 $          (0.6) $        530.4
Debt/Capitalization 33.6% 34.0%

NYSE: NR
Investment Considerations
New Leadership
New management team with industry experience in place
New Focus
Greater discipline
Focusing on improving profitability, returns and free cash flow
New Strategy
Growing Fluids organically and through acquisitions
Growing Mats through additional products, services and geography
Divesting non-core operations
Driving results to maximize shareholder value

New Leadership New Focus New Strategy Newpark Thank you for your interest!

New Leadership New Focus New Strategy Newpark Appendix

NYSE: NR
Financials
Newpark Resources, Inc.
Consolidated Statements of Operations
(Unaudited)
Three Months Ended September 30, Nine Months Ended September 30,
(In thousands, except per share data) 2007 2006 2007 2006
Revenues 153,778 $       147,618 $       453,024 $       435,160 $
Cost of revenues 133,756 122,846 393,176 376,028
20,022 24,772 59,848 59,132
General and administrative expenses 4,567 5,050 17,833 13,842
Operating income 15,455 19,722 42,015 45,290
Foreign currency exchange (gain) loss (57) 16 (279) (496)
Interest expense, net 3,950 6,160 12,182 15,210
Income from continuing operations before income taxes 11,562 13,546 30,112 30,576
Provision for income taxes 3,950 3,813 10,586 9,936
Income from continuing operations 7,612 9,733 19,526 20,640
(Loss) income from discontinued operations, net of taxes (229) (11,998) 2,563 (10,797)
Loss from disposal of discontinued operations, net of taxes - - (2,173) -
Net income 7,383 $           (2,265) $         19,916 $         9,843 $
Basic weighted average common shares outstanding 90,085 89,417 89,965 89,281
Diluted weighted average common shares outstanding 90,542 89,658 90,503 89,872
Net income per common share (basic and diluted):
Income from continuing operations 0.08 $             0.11 $             0.22 $             0.23 $
(Loss) income from discontinued operations (0.00) (0.14) 0.00 (0.12)
Net income (loss) per common share 0.08 $             (0.03) $           0.22 $             0.11 $

NYSE: NR
Financials
Newpark Resources, Inc.
Consolidated Balance Sheets
(In thousands) September 30, 2007 December 31, 2006
(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents 7,412 $                           12,736 $
Accounts receivable, net 142,141 141,790
Inventories 108,319 107,778
Deferred tax asset 20,076 23,001
Prepaid expenses and other current assets 16,566 12,176
Assets of discontinued operations 87,780 102,365
Total current assets 382,294 399,846
Property, plant and equipment, net 160,319 152,207
Goodwill 62,028 54,624
Deferred tax asset - 7,096
Other intangible assets, net 17,503 8,236
Other assets 7,052 7,440
629,196 $                       629,449 $
LIABILITIES AND STOCKHOLDERS’ EQUITY
Foreign bank lines of credit 5,928 $                           10,938 $
Current maturities of long-term debt 3,066 4,058
Accounts payable 45,815 37,087
Accrued liabilities 35,299 40,439
Liabilities of discontinued operations 11,554 11,403
Total current liabilities 101,662 103,925
Long-term debt, less current portion 169,252 198,037
Deferred tax liability 858 -
Other noncurrent liabilities 4,591 4,344
Total liabilities 276,363 306,306
Common Stock 901 897
Paid-in capital 448,940 444,763
Accumulated other comprehensive income 14,283 7,940
Retained deficit (111,291) (130,457)
Total stockholders’ equity 352,833 323,143
629,196 $                       629,449 $

NYSE: NR
Financials
As previously announced, in the third quarter of 2007 Newpark completed the sale of its Batson sawmill facility which had been included in the Mat & Integrated Services segment. In October 2007, Newpark entered into an agreement to sell its U.S.
Environmental Services business previously reported as the Environmental Services segment.  As a result, all assets, liabilities and results of operations for the above businesses were reclassified to discontinued operations and Newpark presented such information in its Quarterly Report on Form 10-Q for the quarter ending September 30, 2007.  The following financial tables restate segment results from continuing  operations and update historical consolidated statements of operations to reflect such discontinued operations for the seven quarterly periods ended September 30, 2007.
Newpark Resources, Inc.
Restated Segment Results
(Unaudited)
March 31, 2006 June 30, 2006
September 30,
2006
December 31,
2006
March 31,
2007
June 30,
2007
September 30,
2007
Segment revenues
Fluids systems and engineering 115,289 $          111,868 $          125,130 $          129,091 $          125,298 $       131,163 $    129,986 $
Mat and integrated services 29,251 31,133 22,488 17,657 23,966 18,819 23,792
Total segment revenues 144,540 $          143,001 $          147,618 $          146,748 $          149,264 $       149,982 $    153,778 $
Segment operating income
Fluids systems and engineering 12,660 $            13,143 $
(1)
20,178 $
(1)
20,635 $            16,630 $         16,323 $      15,467 $
Mat and integrated services 4,343 4,216 4,594 2,078 4,600 2,273 4,555
Total segment operating income 17,003 $            17,359 $            24,772 $            22,713 $            21,230 $         18,596 $      20,022 $
Segment operating margin
Fluids systems and engineering 11.0% 11.7% 16.1% 16.0% 13.3% 12.4% 11.9%
Mat and integrated services 14.8% 13.5% 20.4% 11.8% 19.2% 12.1% 19.1%
Total segment operating margin 11.8% 12.1% 16.8% 15.5% 14.2% 12.4% 13.0%
(In thousands)
Quarter Ended

NYSE: NR
Financials
Newpark Resources, Inc.
Consolidated Statements of Operations Restated for Discontinued Operations
(Unaudited)
YTD
(In thousands, except per share data) 03/31/07 6/30/07 9/30/07 9/30/07
Revenues 149,264 $       149,982 $       153,778 $       453,024 $
Cost of revenues 128,034 131,386 133,756 393,176
21,230 18,596 20,022 59,848
General and administrative expenses 8,155 5,111 4,567 17,833
Operating income 13,075 13,485 15,455 42,015
Foreign currency exchange (gain) loss 108 (330) (57) (279)
Interest expense, net 4,420 3,812 3,950 12,182
Income from continuing operations before income taxes 8,547 10,003 11,562 30,112
Provision for income taxes 2,786 3,850 3,950 10,586
Income from continuing operations 5,761 6,153 7,612 19,526
(Loss) income from discontinued operations, net of taxes 1,473 1,319 (229) 2,563
Loss from disposal of discontinued operations, net of taxes - (2,173) - (2,173)
Net income 7,234 $           5,299 $           7,383 $           19,916 $
Basic weighted average common shares outstanding 89,829 89,979 90,085 89,965
Diluted weighted average common shares outstanding 90,248 90,671 90,542 90,503
Net income per common share (basic and diluted):
Income from continuing operations 0.06 $             0.07 $             0.08 $             0.22 $
(Loss) income from discontinued operations 0.02 (0.01) (0.00) 0.00
Net income (loss) per common share 0.08 $             0.06 $             0.08 $             0.22 $
Quarters Ending

NYSE: NR
Financials
Newpark Resources, Inc.
Consolidated Statements of Operations Restated for Discontinued Operations
(Unaudited)
YTD
(In thousands, except per share data) 03/31/06 6/30/06 9/30/06 12/31/06 12/31/06
Revenues 144,541 $       143,001 $       147,618 $       146,748 $       581,908 $
Cost of revenues 127,540 125,642 122,846 124,035 500,063
17,001 17,359 24,772 22,713 81,845
General and administrative expenses 3,329 5,463 5,050 6,179 20,021
Operating income 13,672 11,896 19,722 16,534 61,824
Foreign currency exchange (gain) loss 63 (575) 16 863 367
Interest expense, net 4,787 4,261 6,160 4,338 19,546
Income from continuing operations before income taxes 8,822 8,210 13,546 11,333 41,911
Provision for income taxes 3,206 2,918 3,813 3,915 13,852
Income from continuing operations 5,616 5,292 9,733 7,418 28,059
(Loss) income from discontinued operations, net of taxes 569 631 (11,998) (49,541) (60,339)
Loss from disposal of discontinued operations, net of taxes - - -
Net income 6,185 $           5,923 $           (2,265) $          (42,123) $        (32,280) $
Basic weighted average common shares outstanding 89,048 89,373 89,417 89,333 89,965
Diluted weighted average common shares outstanding 90,131 89,874 89,658 89,333 90,503
Net income per common share (basic and diluted):
Income from continuing operations 0.06 $             0.06 $             0.11 $             0.08 $             0.31 $
(Loss) income from discontinued operations 0.01 0.01 (0.14) (0.55) (0.67)
Net income (loss) per common share 0.07 $             0.07 $             (0.03) $            (0.47) $            (0.36) $
Quarters Ending

NYSE: NR
Paul L. Howes, President & CEO:
Paul joined Newpark’s Board of Directors and was appointed its Chief
Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark’s President. Mr.
Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris
LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager,
Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.
James E. Braun, VP & CFO:
Jim joined Newpark in October 2006 as its Vice President and Chief Financial
Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the
largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice
President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker
Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and
he was with Deloitte & Touche prior to joining Baker Hughes Incorporated.
Mark J. Airola, GC & Admin Officer:
Mark joined Newpark in October 2006 as its Vice President, General
Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ
Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at
Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation.
Management Biographies

NYSE: NR
Bruce C. Smith, President Fluids Systems and Engineering:
Bruce joined Newpark in April 1998 as
Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling
Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.
Sean D. Mikaelian, President Mat and Integrated Services:
Sean joined Newpark in May 2006 as
President of its subsidiary Soloco, LLC. Prior to joining Newpark, since 2003 he managed the $225 million packaging division of Flint Group (formerly Flint Ink Corporation), a worldwide supplier to the printing, converting and colorant industries, as Vice President and General Manager. From 2000 to 2003, Mr. Mikaelian was Vice
President of National Accounts of the packaging division.
Samuel L. Cooper, President Environmental Services:
Sammy joined Newpark in August 2005 as
Vice President-Sales and in November 2005 became President of its subsidiary, Newpark Environmental
Management Company, LLC. Prior to joining Newpark, from February 2002 to July 2005, he was at USFilter, a
Siemens business that recovers, recycles and reuses lubricants and fluids, where he served as Southeast
Regional Business Unit Manager then as Director of Operations of the Hydrocarbon Recovery group. From
August 1998 through October 2001, he served as Senior Vice President and then as Regional Vice President of
U.S. Liquids Inc., a provider of liquid waste management services.
Thomas E. Eisenman, President Excalibar Minerals
LLC:
Tom joined Newpark in August 1997 as
President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990.  Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru
1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986.
Management Biographies

NYSE: NR
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-
looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and
Exchange Commission by Newpark, particularly to its Form 10-K for the year ended
December 31, 2006, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the investigation of the matter by the
Securities and Exchange Commission; claims by our former CEO and CFO related to their terminations of employment; changes in the laws, regulations, policies and economic conditions, including inflation, interest and foreign currency exchange rates, of countries in which Newpark does business; competitive pressures; successful integration of structural changes, including restructuring plans, acquisitions, divestitures and alliances;
cost of raw materials, research and development of new products, including regulatory approval and market acceptance; and seasonality of sales of Newpark products. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at
www.sec.gov, as well as through our website at www.newpark.com.